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                                        WFMBS MORTGAGE LOAN POOL
                              20-YEAR THROUGH 30-YEAR 7/1 INTERMEDIATE ARM
                                     RELO & NON-RELOCATION MORTGAGES
                                          WFMBS SERIES 2001-29
                                        POOL PROFILE (10/22/2001)

----------------------------------------------------------------------------------------------------------

                                                       ----------------------       ----------------------
                                                             AGGREGATE                    TOLERANCE
                                                       ----------------------       ----------------------
AGGREGATE PRINCIPAL BALANCE                                     $435,334,900                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                           1-Nov-01                          N/A
INTEREST RATE RANGE                                          4.500% - 7.750%                          N/A
GROSS WAC                                                              6.70%                 (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                                          25 bps
MASTER SERVICING FEE                                                   0 bps
WAM (in months)                                                          358                (+/- 2 months)

WALTV                                                                    69%                 (maximum +3%)

CALIFORNIA %                                                             47%                 (maximum +3%)
SINGLE LARGEST ZIP CODE CONCENTRATION                                     2%                (maximum  +2%)

AVERAGE LOAN BALANCE                                                $463,615            (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                                   $1,477,228          (maximum $1,700,000)

CASH-OUT REFINANCE %                                                     17%                (maximum  +3%)

PRIMARY RESIDENCE %                                                      97%                 (minimum -3%)

SINGLE-FAMILY DETACHED %                                                 94%                 (minimum -3%)

FULL DOCUMENTATION %                                                     74%                 (minimum -3%)

WEIGHTED AVG FICO                                                        734                  (minimum -5)

UNINSURED > 80% LTV %                                                     1%                 (maximum +1%)

RELOCATION %                                                             14%                 (minimum -3%)

WEIGHTED AVG GROSS MARGIN                                             2.750%                 (+ / - 5 bps)

WEIGHTED AVG LIFETIME CAP                                            11.701%                 (+ / - 5 bps)

WEIGHTED AVG MONTHS TO 1ST ADJUSTMENT DATE                                82              (+ / - 2 months)

INTEREST ONLY %                                                          13%                (maximum  +3%)

              THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                 MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                     SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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

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                                               WFMBS MORTGAGE LOAN POOL
                                     20-YEAR THROUGH 30-YEAR 7/1 INTERMEDIATE ARM
                                           RELO & NON-RELOCATION MORTGAGES
                                                 WFMBS SERIES 2001-29
                                                 PRICING INFORMATION
                                              POOL PROFILE (10/22/2001)
-----------------------------------------------------------------------------------------------------------------------

COLLATERAL                              All Mortgage Loans will Index off the One-Year CMT.
                                  None of the Mortgage Loans have a convertibility feature.
          Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                             Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                          TBD by Wells Fargo

PASS THRU RATE                                                                      Net WAC

STRUCTURE                                                       TO CONFORM TO WFMBS 2001-25
                                                                   ADJUSTED FOR SINGLE POOL
                               (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                             5-Nov-01                   10:00 AM

PRICING DATE                                                                            TBD

SETTLEMENT DATE                                                                   29-Nov-01

ASSUMED SUB LEVELS                                                                          SUB LEVEL
(Actual AAA level from WFMBS 2001-25,                           AAA                         3.75%
all levels for WFMBS 2001-29 TBD)                                AA                          TBD
                                                                  A                          TBD
                                                                BBB                          TBD
                                                                 BB                          TBD
                                                                  B                          TBD




*     SHOULD MOODY'S PROVIDE A AAA RATING ON THE TRANSACTION, PLEASE NOTE, THE
      RESIDUAL CLASS WILL NOT BE RATED.

*     THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.





WFMBS CONTACTS                                        Brad Davis (301) 846-8009
                                                      Lori Maller (301) 846-8185







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

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                                             WFASC DENOMINATION POLICY
-------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF CERTIFICATES
--------------------------------------------------------------------- ----------------------- ---------------- ----------------
                                    TYPE OF CERTIFICATE                       MINIMUM             PHYSICAL        BOOK ENTRY
                                                                        DENOMINATION (1)(4)     CERTIFICATES     CERTIFICATES
--------------------------------------------------------------------- ----------------------- ---------------- ----------------
CLASS A
--------------------------------------------------------------------- ----------------------- ---------------- ----------------
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-
complex components (subject to reasonable prepayment support)               $25,000                Allowed          Allowed

--------------------------------------------------------------------- ----------------------- ---------------- ----------------

--------------------------------------------------------------------- ----------------------- ---------------- ----------------
Companion classes for PAC, TAC, Scheduled Classes                           $100,000               Allowed          Allowed
--------------------------------------------------------------------- ----------------------- ---------------- ----------------
Inverse Floater, PO, Subclasses of the Class A that provide credit
protection to the Class A, Complex multi-component certificates             $100,000               Required       Not Allowed

--------------------------------------------------------------------- ----------------------- ---------------- ----------------
Notional and Nominal Face IO                                                  (2)                  Required       Not Allowed
--------------------------------------------------------------------- ----------------------- ---------------- ----------------
Residual Certificates                                                         (3)                  Required       Not Allowed
--------------------------------------------------------------------- ----------------------- ---------------- ----------------
All other types of Class A Certificates                                       (5)                    (5)              (5)
--------------------------------------------------------------------- ----------------------- ---------------- ----------------

--------------------------------------------------------------------- ----------------------- ---------------- ----------------
CLASS B (Investment Grade)                                                  $100,000               Allowed          Allowed
--------------------------------------------------------------------- ----------------------- ---------------- ----------------
CLASS B (Non-Investment Grade)                                              $250,000               Required       Not Allowed
--------------------------------------------------------------------- ----------------------- ---------------- ----------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $500,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC (WFASC DOES NOT ISSUE COMPANION CLASSES FOR PAC/TAC/SCHEDULED CLASSES IN $1000 DENOMINATIONS)

(5)   Underwriter must obtain WFASC's approval